Exhibit 99.1

Contact:	Mark Herr (News Media) (O) 212-770-3505 (C) 718-685-9348 Liz Werner (Investment Community) 212-770-7074
AIG ANNOUNCES INTEREST RATES OF NEW SENIOR NOTES OFFERED IN EXCHANGE
FOR OUTSTANDING JUNIOR SUBORDINATED DEBENTURES
NEW YORK, November 7, 2011 — American International Group, Inc. (NYSE: AIG) today announced the interest rates of the new senior notes (“New Notes”) that it is offering in exchange (the “Exchange Offer”) for specified series of its outstanding Junior Subordinated Debentures pursuant to its offer to exchange, dated October 24, 2011 (the “Offer to Exchange”). These rates, which have been calculated in the manner previously announced, are as follows:
•	6.820% in the case of the Dollar Notes due November 15, 2037, CUSIP Numbers 026874 CE5, U02687 CJ5 (the “New Dollar Notes”);

•	6.797% in the case of the Euro Notes due November 15, 2017, ISIN Numbers XS0702071928, XS0702072140 (the “New Euro Notes”); and

•	6.765% in the case of the Sterling Notes due November 15, 2017, ISIN Numbers XS0702072819, XS0702072900 (the “New Sterling Notes”).
AIG is offering to exchange the New Dollar Notes for its outstanding Series A-1 and Series A-6 Junior Subordinated Debentures, the New Euro Notes for its outstanding Series A-3 Junior Subordinated Debentures and the New Sterling Notes for its outstanding Series A-2 and Series A-8 Junior Subordinated Debentures. As previously announced, the Early Participation Date for the Exchange Offer is 5:00 p.m., New York City time, on November 8, 2011 and the Expiration Date is 11:59 p.m., New York City time, on November 22, 2011 (in each case, subject to extension). The complete terms of the Exchange Offer are set forth in the Offer to Exchange, and, as applicable, the related letter of transmittal, which were distributed solely to eligible holders.
If and when issued, the New Notes will not have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The New Notes may not be offered or sold in the United States absent registration or to or for the benefit of any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. AIG will enter into an exchange offer and registration rights agreement with respect to the New Notes.
180 Maiden Lane • New York, NY 10038

The Exchange Offer is only made, and copies of the Exchange Offer documents will only be made available, to a holder of Junior Subordinated Debentures who has confirmed its eligibility, including, among other things, its status as a “qualified institutional buyer” as defined in Rule 144A under the Securities Act or that it is a person other than a “U.S. person” as defined in Rule 902 under the Securities Act. Holders of Series A-1 and A-6 Junior Subordinated Debentures who desire a copy of the eligibility letter may contact Global Bondholder Services Corporation in the United States toll-free at 866-488-1500 or at (212) 430-3774 (banks and brokerage firms). Holders of Series A-2, A-3 and A-8 Junior Subordinated Debentures may contact Lucid Issuer Services Limited at +44 20 7704 0880.
This news release does not constitute an offer or an invitation by AIG to participate in the Exchange Offer in any jurisdiction in which it is unlawful to make such an offer or solicitation in such jurisdiction.
Certain statements in this press release constitute forward-looking statements. These statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. Factors that could cause actual results to differ, possibly materially, from those in the forward-looking statements are discussed throughout Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A) in the Quarterly Report on Form 10-Q of AIG for the quarter ended September 30, 2011, in Part II, Item 1A. Risk Factors in the Quarterly Report on Form 10-Q of AIG for the quarter ended March 31, 2011 and in Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part I, Item 1A. Risk Factors in the Annual Report on Form 10-K of AIG for the year ended December 31, 2010.
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